UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

Britannia House, 960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Xfone, Inc. (the “Registrant”) announced earlier today by press release that the Israel Securities Authority and the Tel Aviv Stock Exchange (“TASE”) have approved the dual listing of the Registrant on the TASE. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Trading on TASE is expected to commence on July 24, 2006. The Registrant’s shares of common stock will continue to be listed on the American Stock Exchange (“AMEX”) trading under ticker symbol “XFN”, and will continue to be subject to all the rules and regulations of the AMEX and the U.S. Securities and Exchange Commission.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Registrant’s securities.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press release issued by Registrant on July 19, 2006, entitled “XFONE, INC. TO DUAL-LIST ON THE TEL AVIV STOCK EXCHANGE”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: July 19, 2006	By:	/s/ Guy Nissenson
President and Chief Executive Officer